Exhibit 10.1


                                  Bill of Sale

Effective Date:   June __, 2004

Seller:           Evans Systems, Inc. d/b/a MC Star, a Texas Corporation

Seller's Mailing Address:

                  Evans Systems, Inc. d/b/a MC Star
                  P.O. Box 431
                  El Campo, Texas, 77437

Buyer:            Mauritz & Couey, a Texas General Partnership

Buyer's Mailing Address:

                  Mauritz & Couey
                  P.O. Box 431
                  El Campo, Texas 77437

Consideration:

         For and in consideration of a credit of $__________________ on the amount owed to Mauritz & Couey on that certain Revolving Credit Promissory Note dated February 25, 2004, from Evans Systems, Inc. to Mauritz & Couey, and other valuable consideration to it in hand paid by Evans Systems, Inc., a Texas corporation, Seller has granted, sold, and conveyed, and by these presents does grant, sell, and convey unto the said Buyer, the following interests in property:

         all of Seller's accounts receivable, contract rights, chattel paper and inventory that now exist or are currently owned by Seller as of the date of this instrument.

         Seller, for the Consideration and subject to the Reservations from Transfer and the Exceptions to Transfer and Warranty, sells, transfers, and delivers the above said properties to Buyer, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Buyer and Buyer's heirs, successors, and assigns forever. Seller binds Seller and Seller's heirs and successors to warrant and forever defend all and singular the above said properties to Buyer and Buyer's heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof when the claim is by, through, or under Seller but not otherwise, except as to the Reservations from Transfer and the Exceptions to Transfer and Warranty.

         WITH THE EXCEPTION OF THE WARRANTIES OF TITLE, INCLUDING THE WARRANTY THAT NO LIENS EXIST ON THE TRANSFERRED PROPERTIES EXCEPT AS RECITED, SELLER HAS MADE NO AFFIRMATION OF FACT OR PROMISE RELATING TO THE TRANSFERRED PROPERTIES THAT HAS BECOME ANY BASIS OF


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THIS BARGAIN, AND FURTHER, SELLER HAS MADE NO AFFIRMATION OF FACT OR PROMISE
RELATING TO THE TRANSFERRED PROPERTIES THAT WOULD CONFORM TO ANY SUCH AFFIRMATION OR PROMISE. SELLER DISCLAIMS ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE WHATEVER WITH RESPECT TO THE TRANSFERRED PROPERTIES. THE TRANSFERRED PROPERTIES ARE SOLD ON AN "AS IS" BASIS.

         When the context requires, singular nouns and pronouns include the plural.



                                            Evans Systems, Inc.



                                            By:
                                               ------------------------------
                                                  Blair Couey, President








THE STATE OF TEXAS

COUNTY OF WHARTON

         This instrument was acknowledged before me, on this the _____day of June, 2004 by BLAIR COUEY, President of EVANS SYSTEMS, INC, d/b/a MC Star.



                                            ------------------------------------
                                            NOTARY PUBLIC, STATE OF TEXAS